Exhibit 99.1

CafePress Reports Third Quarter 2012 Financial Results

Net Revenues Increase 19% Year Over Year

Closes EZ Prints Acquisition to Extend E-Commerce Services

LOUISVILLE, Ky., November 7, 2012 - CafePress Inc. (NASDAQ: PRSS), The World’s Customization EngineTM, today reported financial results for the three and nine months ended September 30, 2012.

“Third quarter revenue was driven by strong demand for customized products across all CafePress brands. To manage this growth, we doubled the size of our flagship manufacturing facility in Kentucky during the quarter,” said Chief Executive Officer Bob Marino. “Revenue from our Marketplace and large corporate shops was solid, we launched new social, mobile and licensed content programs, and average order size benefitted from strong wall art sales and purchases by groups. These trends were offset by lower revenue from small shops, and our bottom line was impacted by enhanced levels of promotional activity and additional expenses related to increased manufacturing capacity. Looking ahead, we believe that the addition of software technology from the recent EZ Prints acquisition will enable us to more efficiently build and scale large corporate shops, fuel traffic growth and further our reach by opening up CafePress’ massive content library to a wider audience across the internet.”

Third Quarter 2012 Financial Highlights

•	Net revenues totaled $43.6 million, compared to $36.6 million in the third quarter of 2011.

•	Adjusted EBITDA was $1.4 million, compared to $2.4 million in the third quarter of 2011.

•	Gross profit margin was 41.4% of net revenues, compared to 43.1% in the third quarter of 2011.

•	GAAP net loss was $(2.4) million (including stock based compensation, amortization of intangible assets, and acquisition costs), compared to $(0.5) million in the third quarter of 2011.

•	GAAP net loss per basic and diluted share was ($0.14), compared to ($0.06) in the third quarter of 2011.

•

Non-GAAP net loss (excluding stock based compensation, amortization of intangible assets, and acquisition costs) was $(0.2) million, compared to net income of $0.6 million in the third quarter of 2011.

•	Non-GAAP net loss per diluted share was ($0.01), compared to net income per diluted share of $0.04 in the third quarter of 2011.

•	At September 30, 2012, cash, cash equivalents, and short term investments totaled $55.2 million.

Third Quarter 2012 Operating Metrics

•	Transacting customers totaled 679,310, a 13% year over year increase.

•	Orders totaled 830,819, a 13% year over year increase.

•	Average order size was $54, an 8% year over year increase.

Recent Operating Highlights

•	Closed the acquisition of EZ Prints, Inc.

•	Enabled social media discovery with the launch of Press It and Pressboards, encouraging social sharing of CafePress’ content among its more than 17 million members.

•

Extended reach into mobile with the launch of new photo-to-product mobile app with our partner Magic Moments, new functionality supporting iPhone 5 panorama printing to canvas, and expect to launch a new photo based stationery app in the fourth quarter.

•	Entered video game merchandising agreement for the launch of online stores for the popular mobile game Temple Run and popular Sony PlayStation® games Killzone®, Starhawk™, LittleBigPlanet™.

•	Extended reach into customization with the launch of everythinggear.com, a new website that instantly creates a catalog of custom gear with anyone’s name.

•

Brought the number of additional new base goods to 100 for this year across new categories such as home decor, ceramics, auto and jewelry, bringing the total number of on-demand products to more than 500.

•	Launched new licensed and branded partnerships including ThinkGeek and Paramount Pictures and the upcoming final film in The Twilight Saga™.

Business Outlook

“Looking ahead to the holiday period, we are factoring in volatility of the consumer spending environment, the impact of the election, as well as what we believe the impact of Hurricane Sandy will be on our customer base in our outlook for the rest of the year. We are also including estimates for contributions from the EZ Prints acquisition that closed on October 25, 2012,” said Monica Johnson, Chief Financial Officer.

For the fourth quarter of 2012:

•	Net revenues are expected to be in the range of $80.0 million to $87.0 million, including $10.0 million to $12.0 million in net revenue from EZ Prints.

•	Adjusted EBITDA ranging from $6.0 million to $10.0 million, including $1.5 million to $2.0 million in adjusted EBITDA from EZ Prints.

•	Non-GAAP net income per diluted share of $0.16 to $0.32.

•	Weighted average fully diluted shares estimated at 17.6 million.

For full year 2012:

•	Net revenues ranging from $210.5 million to $217.5 million, a year-over-year increase of 20% to 24%.

•	Adjusted EBITDA of $14.2 million to $18.2 million.

•	Non-GAAP net income per diluted share of $0.31 to $0.48.

•	Weighted average fully diluted shares of approximately 17.0 million.

•	Total capital expenditures in the range of $12.0 million to $12.5 million, including $0.5 million to $1.0 million in capital expenditures for EZ Prints.

Third Quarter 2012 Conference Call

Management will review the third quarter 2012 financial results and its expectations for the fourth quarter and full year 2012 on a conference call on Wednesday, November 7, 2012 at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Time). To participate on the live call, analysts and investors should dial 1-877-941-2068 at least ten minutes prior to the call. CafePress will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at http://investor.cafepress.com/.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include Adjusted EBITDA, non-GAAP operating income, and non-GAAP diluted earnings per share. For more information, please see the Company’s Registration Statement filed with the Securities and Exchange Commission on March 28, 2012, which is available on the Securities and Exchange Commission’s Web site at www.sec.gov.

To supplement the Company’s consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company’s financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include, among other matters, all statements regarding the Company’s financial expectations as to growth and profitability for the fourth quarter and full year 2012 set forth under the caption “Business Outlook.” These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially from those expressed in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy; intense competition, which could lead to pricing pressure among other effects; our ability to expand our customer base and meet production requirements; risks and uncertainties arising from the integration of EZ Prints following the Merger with CafePress; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to timely develop new product and service offerings, as well as consumer acceptance of new products and services; our ability to develop additional adjacent lines of business to complement our growth strategies; and unforeseen changes in expense levels. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” sections of the Company’s Registration Statement filed with the Securities and Exchange Commission on March 28, 2012, which is available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

About CafePress (PRSS):

CafePress is The World’s Customization EngineTM. Launched in 1999, CafePress empowers individuals, groups, businesses and organizations to create, buy and sell customized and personalized products online using the company’s innovative and proprietary print-on-demand services and e-commerce platform. Today, CafePress’ portfolio of e-commerce websites and companies includes CafePress.com, CanvasOnDemand.com, GreatBigCanvas.com, Imagekind.com, InvitationBox.com, Logosportswear.com and EZ Prints, Inc.

CafePress Inc.

Media Relations:

Kim Hughes

The Blueshirt Group

415.516.6187

kim@blueshirtgroup.com

Investor Relations:

The Blueshirt Group

Alex Wellins, 415-217-5861

alex@blueshirtgroup.com

CafePress Inc.

Condensed Consolidated Statement of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net revenues	$43,558	$36,574	$130,537	$105,945
Cost of net revenues	25,541	20,813	76,015	61,162

Gross Profit	18,017	15,761	54,522	44,783

Operating expenses:
Sales and marketing	12,401	9,368	34,338	26,014
Technology and development	3,661	3,043	9,810	9,631
General and administrative	4,003	3,520	12,181	9,654
Acquisition-related costs	1,134	670	2,508	1,760

Total operating expenses	21,199	16,601	58,837	47,059

Loss from operations	(3,182)	(840)	(4,315)	(2,276)
Interest income	18	12	58	45
Interest expense	(46)	(45)	(146)	(142)

Loss before benefit for income taxes	(3,210)	(873)	(4,403)	(2,373)
Benefit from income taxes	(827)	(339)	(1,216)	(879)

Net loss	$(2,383)	$(534)	$(3,187)	$(1,494)

Net loss per share of common stock:
Basic and diluted	$(0.14)	$(0.06)	$(0.22)	$(0.17)

Shares used in computing net loss per share of common stock:
Basic and diluted	17,095	8,881	14,319	8,750

Stock-based compensation is allocated as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Cost of net revenues	$60	$40	$174	$118
Sales and marketing	115	137	423	376
Technology and development	53	64	170	208
General and administrative	761	401	2,295	1,001

Total stock-based compensation expense	$989	$642	$3,062	$1,703

CafePress Inc.

Condensed Consolidated Balance Sheet

(In thousands, except par value amounts)

(Unaudited)

	September 30, 2012	December 31, 2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$45,507	$27,900
Short-term investments	9,652	8,437
Accounts receivable	3,466	2,210
Inventory	7,591	6,726
Deferred tax assets	1,842	1,842
Deferred costs	3,405	2,787
Prepaid expenses and other current assets	8,302	2,631

Total current assets	79,765	52,533
Property and equipment, net	16,683	13,303
Goodwill	17,204	11,076
Intangible assets, net	10,001	6,756
Deferred tax assets	3,250	2,115
Other assets	314	3,199

TOTAL ASSETS	$127,217	$88,982

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$7,010	$10,512
Accrued royalties payable	4,605	6,454
Accrued liabilities	13,277	8,713
Income taxes payable	—	1,539
Deferred revenue	6,717	6,870
Capital lease obligations, current	495	472

Total current liabilities	32,104	34,560
Capital lease obligations, non-current	2,327	2,702
Other long-term liabilities	3,668	3,289

TOTAL LIABILITIES	38,099	40,551

Convertible preferred stock $0.0001 par value; -0- and 12,345 shares authorized and -0- and 5,535 shares issued and outstanding at September 30, 2012 and December 31, 2011, respectively; liquidation preference of $0 and $17,902 as of September 30, 2012 and December 31, 2011, respectively.	—	22,811

Stockholders’ Equity :
Preferred stock, $0.0001 par value: 10,000 and -0- shares authorized as of September 30, 2012 and December 31, 2011, respectively; none issued and outstanding	—	—
Common stock: $0.0001 par value; 500,000 and 34,815 shares authorized and 17,108 and 8,944 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively.	2	1
Additional paid-in capital	92,804	26,120
Accumulated deficit	(3,688)	(501)

TOTAL STOCKHOLDERS’ EQUITY	89,118	25,620

TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$127,217	$88,982

CafePress Inc.

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended September 30,
	2012	2011
	(Unaudited)
Cash Flows from Operating Activities:
Net loss	$(3,187)	$(1,494)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,449	4,407
Amortization of intangible assets	2,495	1,620
Loss (gain) on disposal of fixed assets	(86)	(201)
Stock-based compensation	3,062	1,703
Change in fair value of contingent considerations liability	575	—
Deferred income taxes	(1,135)	334
Tax benefits from stock-based compensation	35	243
Excess tax benefits from stock-based compensation	(142)	(434)
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	(1,217)	894
Inventory	(802)	(513)
Prepaid expenses and other current assets	(5,864)	(3,879)
Other assets	335	(2,269)
Accounts payable	(3,896)	(1,068)
Accrued royalties payable	(1,849)	(1,809)
Accrued and other liabilities	818	1,546
Income taxes payable	(1,539)	(1,521)
Deferred revenue	(379)	3,816

Net cash provided by (used in) operating activities	(8,327)	1,375

Cash Flows from Investing Activities:
Purchase of short-term investments	(8,656)	(8,391)
Proceeds from maturities of short-term investments	7,441	9,988
Purchase of property and equipment	(5,140)	(3,677)
Capitalization of software and website development costs	(2,420)	(1,420)
Proceeds from disposal of fixed assets	102	235
Increase in restricted cash	(170)	—
Acquisition of businesses, net of cash acquired	(7,071)	—

Net cash (used in) investing activities	(15,914)	(3,265)

Cash Flows from Financing Activities:
Principal payments on capital lease obligations	(352)	(329)
Payments for deferred offering costs	—	(1,533)
Proceeds from exercise of stock options	287	1,748
Proceeds from issuance of common stock	41,771	—
Excess tax benefits from stock based compensation	142	434

Net cash provided by financing activities	41,848	320

Net increase (decrease) in cash and cash equivalents	17,607	(1,570)
Cash and cash equivalents — beginning of period	27,900	19,276

Cash and cash equivalents — end of period	$45,507	$17,706

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$145	$142
Income taxes paid during the period	2,214	2,289

Noncash Investing and Financing Activities:
Conversion of preferred stock to common stock	$22,811	$—
Common stock issued for acquisition	830	—
Accrued purchases of property and equipment	288	784
Deferred offering costs not yet paid	—	633

CafePress Inc.

User Metrics Disclosure

	Three Months Ended September 30,
	2012	2011
User Metrics
Customers	679,310	600,013
year-over-year growth	13%	29%
Orders	830,819	736,562
year-over-year growth	13%	37%
Average Order Value	$54	$50
year-over-year growth	8%	6%

CafePress Inc.

Reconciliation of Net Loss to Adjusted EBITDA

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net loss	$(2,383)	$(534)	$(3,187)	$(1,494)
Non-GAAP adjustments:
Interest and other (income) expense	28	33	88	97
Benefit from income taxes	(827)	(339)	(1,216)	(879)
Depreciation and amortization	1,546	1,404	4,449	4,407
Amortization of intangible assets	864	536	2,495	1,620
Acquisition-related costs	1,134	670	2,508	1,760
Stock-based compensation	989	642	3,062	1,703

Adjusted EBITDA*	$1,351	$2,412	$8,199	$7,214

*	Adjusted EBITDA is a non-GAAP financial measure which we define as net income (loss) less interest and other income (expense), provision for (benefit from) income taxes, depreciation and amortization, amortization of intangible assets, acquisition-related costs, stock-based compensation and impairment charges. Acquisition-related costs include performance-based compensation payments, any changes in the estimated fair value of performance-based contingent consideration payments which were initially recorded in connection with our acquisition of substantially all of the assets of L&S Retail Ventures, Inc. and LogoSportswear.com, and third-party fees incurred as part of our acquisitions of L&S Retail Ventures, Inc. and LogoSportswear.com.

CafePress Inc.

Reconciliation of GAAP Operating Loss to Non-GAAP Operating Income (Loss)

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Loss from operations	$(3,182)	$(840)	$(4,315)	$(2,276)
Non-GAAP adjustments:
Amortization of intangible assets	864	536	2,495	1,620
Acquisition-related costs	1,134	670	2,508	1,760
Stock-based compensation	989	642	3,062	1,703

Non-GAAP operating income (loss)	$(195)	$1,008	$3,750	$2,807

CafePress Inc.

Reconciliation of Net Loss to Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per Diluted Share

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net loss	$(2,383)	$(534)	$(3,187)	$(1,494)
Non-GAAP adjustments:
Amortization of intangible assets	864	536	2,495	1,620
Acquisition-related costs	1,134	670	2,508	1,760
Stock based compensation	989	642	3,062	1,703
Benefit from income taxes	(770)	(718)	(2,227)	(1,883)

Non-GAAP net income (loss)	$(166)	$596	$2,651	$1,706

Non-GAAP net income (loss) per share:
Basic	$(0.01)	$0.04	$0.16	$0.12
Diluted	$(0.01)	$0.04	$0.16	$0.11

Shares used in computing net income (loss) per share (In thousands)
Basic	17,095	14,416	16,198	14,284
Diluted	17,095	15,097	16,698	14,881